UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 23, 2015

RELIANCE STEEL & ALUMINUM CO.

(Exact name of registrant as specified in its charter)

Delaware	001-13122	95-1142616
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 S. Grand Ave., Suite 5100
Los Angeles, CA 90071

(Address of principal executive offices)

(213) 687-7700

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On July 23, 2015, the Company issued a press release announcing financial results for the quarter and the year ended June 30, 2015.  Attached hereto as Exhibit 99.1 is a copy of the Company’s press release dated July 23, 2015 announcing the Company’s financial results for these periods.

The information contained in this report and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

        Not Applicable.

(b)	Pro Forma Financial Information.

        Not Applicable.

(c)	Shell Company Transactions.

        Not Applicable.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated July 23, 2015 (included herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RELIANCE STEEL & ALUMINUM CO.

Dated: July 23, 2015	By:	/s/ Karla R. Lewis
Karla R. Lewis
Senior Executive Vice President and
Chief Financial Officer

RELIANCE STEEL & ALUMINUM CO.

FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated July 23, 2015 (included herewith).